Convertible Notes	12 Months Ended
Mar. 31, 2026
Convertible Notes [Abstract]
CONVERTIBLE NOTES
18.	CONVERTIBLE NOTES

On November 25, 2024, the Company issued the unsecured Convertible Senior Notes (“Convertible Notes”) and received gross proceeds of $150 million, before transaction costs of $6.6 million. The Convertible Notes mature on December 15, 2029, and bear interest at 4.75% per annum, payable semi-annually in arrears on June 15 and December 15 of each year, beginning June 15, 2025.

Holders of the Convertible Notes may convert all or any portion of their Convertible Notes, in multiples of $1,000 principal amount, at the option of the holder on or after September 15, 2029 (the “Free Conversion Date”) until the close of business on the second scheduled trading day immediately preceding the maturity date. Prior to the Free Conversion Date, the holders may elect to convert their Convertible Notes only if circumstances and fundamental changes occur as described in the convertible notes, including:

●	A change in control where a person or group becomes the beneficial owner of more than 50% of our voting stock, or gains the power to elect a majority of our board of directors.
●	The consummation of significant transactions such as certain mergers or consolidations pursuant to which our common shares will be converted or exchanged for cash, securities or other property, or sales of substantially all our assets that change the corporate structure or ownership.
●	Approval by our shareholders of any plan for liquidation or dissolution.
●	During any calendar quarter commencing after the calendar quarter ended on March 31, 2025 (and only during such calendar quarter), if the last reported sale price of the shares for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day.

The initial conversion rate is 216.0761 shares per $1,000 principal amount of the Convertible Notes (equivalent to an initial conversion price of approximately $4.628 per share), subject to adjustments as described in the Convertible Notes.

Prior to December 20, 2027, the Company may not redeem the notes except in the event of certain changes in Canadian tax law. At any time on or after December 20, 2027, and until maturity, the Company may redeem all or part of the Convertible Notes for cash if the price of the Company’s common shares for at least 20 trading days in a period of 30 consecutive trading days, ending on the trading day prior to the date of notice of redemption, exceeds 130% of the conversion price in effect on each such day. The redemption price is equal to 100% of the principal amount of the Convertible Notes to be redeemed. In the event of a fundamental change, the Company is required to offer to purchase its outstanding Convertible Notes at a cash purchase price equal to 100% of the principal amount plus accrued and unpaid interest, ensuring protection against major corporate transformations that could affect the value of the investment held by the holders.

Upon conversion, the Convertible Notes may be settled, at the Company’s election, in cash, common shares or a combination thereof. As a result of the Company’s right to elect to settle the conversion in cash or shares, the conversion feature represents a derivative liability which is accounted for initially and subsequently at fair value through profit or loss. The host debt contract is accounted for at amortized cost. Of the gross proceeds of $150 million, $39.1 million was allocated to the derivative liability component first, representing the fair value on November 25, 2024, the residual value of $110.9 million was allocated to the host loan. Transaction costs of $4.9 million associated with the host loan were capitalized to the liability whereas transaction costs of $1.7 million associated with the embedded derivative liability were expensed in the condensed consolidated statements of (loss) income. The $105.9 million net amount allocated to the host loan will be accreted to the face value of the Convertible Notes over the term to maturity using the effective interest method with an effective interest rate of 12.6%. There are no financial covenants associated with the Convertible Notes.

On March 18, 2026, the Company entered into a supplemental indenture to the Convertible Notes to remove the Company’s option to settle conversions of the Convertible Notes in cash. Following this amendment, upon conversion, the Company is required to settle the principal amount of the Notes exclusively through the issuance of common shares.

The Company assessed whether the contractual changes to the Convertible Notes resulted in the Notes being substantially modified and thus whether the Company should derecognize the Convertible Notes. The amendment did not result in a substantial modification of the financial liability under IFRS 9. However, given the contractual changes, the Company reassessed the classification of the embedded conversion feature. The Company concluded that the removal of the cash settlement alternative now causes the conversion option to meet the “fixed-for-fixed” condition under IAS 32, and thus the conversion feature is no longer accounted for as a derivative liability and instead meets the definition of equity. Accordingly, on the amendment date, the derivative liability was remeasured to its fair value, and that fair value was derecognized from financial liabilities and reclassified to equity. No gain or loss was recognized in profit or loss as a result of the reclassification.

The following key inputs and assumptions were used when determining the value of the embedded derivative liability:

	March 18, 2026	March 31, 2025
Share Price:	10.06	3.87
Credit spread (basis points):	295	559
Risk free rate:	3.53%	3.66%
Volatility:	65%	42%
Dividend yield:	0.25%	0.65%

The continuity of the host liability and embedded derivative liability is as follows:

	Host liability	Derivative liability	Total
Balance as at April 1, 2024
Issuance	$110,880	$39,120	$150,000
Allocated transaction costs	(4,935)	—	(4,935)
Interest accretion	4,708	—	4,708
Changes on fair value estimate	—	9,908	9,908
Balance as at March 31, 2025	110,653	49,028	159,681
Interest accretion	$14,093	$—	$14,093
Interest payment	(7,521)	—	(7,521)
Change on fair value estimate	—	174,900	174,900
Reclassify to equity	—	(223,928)	(223,928)
Balance as at March 31, 2026	$117,225	$—	$117,225
Presentation
Current liability	2,069	—	2,069
Non-current liability	115,156	—	115,156
Total	$117,225	$—	$117,225